SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERIKS (*****).

Exhibit 10.1.4

AMENDMENT TO

THE BROKER AGREEMENT FOR CONSUMER DISCLOSURE

This Amendment to the Broker Agreement for Consumer Disclosure ("Amendment"), which is dated and effective the 29th day of    December, 2016, ("Amendment Effective Date") amends the Broker Agreement for Consumer Disclosure ("Agreement") by and between Equifax Information Services LLC ("Equifax'') and Intersections Inc. ("Broker") dated January 1, 2012.  Section 3 will be effective on the earlier of (i) February 1, 2017 or (ii) such date that Broker has provided written certification reasonably acceptable to Equifax that it is compliance with all of the obligations set forth in this Amendment.

WHEREAS, Equifax and Broker desire to amend the Agreement to modify existing terms;

WHEREAS, other than amending the Agreement as set forth below, the parties desire to reaffirm each of the terms and conditions of the Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1.	TERM.

The parties agree that the Agreement shall continue for an additional five (5) years from the Amendment Effective Date (the “Renewal Term”). The rates for this Renewal Term are set forth in Section 2. If Broker terminates the Agreement in breach of this provision, Broker shall pay all unpaid minimum amounts owed during the Renewal Term.

2.	PRICING.

Schedule D is deleted in its entirety including any attachments and is replaced by the Schedule D attached to this amendment as Exhibit A. Schedule D attached sets forth the current prices for Equifax Credit Information and Authentication Service as of the Amendment Effective Date.

3.	SECURITY POLICIES AND STANDARDS

Broker shall comply with the data security policy and standards attached hereto as Exhibit B.  Broker shall make a reasonable and good faith effort to agree with such other data security policies as Equifax may from time to time make known to Broker in advance and in writing.  To the extent Broker does not agree to comply any policy additional to Exhibit B, Broker will notify Equifax within five (5) business days of receipt of the additional policy, and the parties will thereafter discuss in good faith an alternative solution and/or resolution to satisfying the additional policy.  If the parties do not mutually agree to an alternative solution or resolution, and Broker does not agree to comply with the additional policy, then Equifax may terminate this Agreement upon thirty (30) days prior written notice.   For avoidance of doubt, Broker understands and agrees that its compliance with the Agreement and the data security policies and standards attached hereto will not relieve Broker of the obligation to observe any other or further contractual, legal, or regulatory requirements, rules or terms applicable to the security of the Equifax Information.

4.

Effect of the Amendment.   The Agreement and all of its terms and conditions, as amended by this Amendment, shall remain in full force and effect. If there is a conflict between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall prevail.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year indicated above intending to be bound by all of the terms and conditions of this Amendment.

Intersections, Inc.	Equifax Information Services, LLC
(Signature)_/s/ Johan Roets__________	(Signature) /s/ Laurie L. Kolb
(Name) Johan J. Roets	(Name) Laurie L. Kolb
(Title) President, Identity Guard	(Title) SVP
(Date) December 29, 2016	(Date) 12/29/2016

Intersections Amendment to Broker Agreement for Consumer Disclosure

RES-54266

EXHIBIT A

SCHEDULE D PRICING

This Pricing Schedule ("Schedule D") sets the prices for Equifax Credit Information and the Authentication Service as of the Amendment Effective Date. All capitalized terms used but not defined in this Pricing Agreement are defined as in the Agreement. Broker agrees to abide by the additional terms and conditions of this Schedule D.

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Intersections Amendment to Broker Agreement for Consumer Disclosure

RES-54266

ATTACHMENT 1

ANNUAL SUBSCRIPTION

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Intersections Amendment to Broker Agreement for Consumer Disclosure

RES-54266